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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 31, 2001


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-32, Mortgage Pass-Through Certificates, Series 2001-32).


                                  CWMBS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                       333-64654               95-4596514
-----------------------------       -------------          ---------------
(State of Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



                  4500 Park Granada
                  Calabasas, California                         91302
              --------------------------------             --------------
                 (Address of Principal                       (Zip Code)
                  Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----  --------

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

Item 5.  Other Events.
-----    ------------

Description of the Mortgage Pool*
--------------------------------

         On December 31, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-32.

























____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 22, 2001 and the Prospectus Supplement dated December 21, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-32.

         Mortgage Loan Statistics
         -------------------------

         The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                               FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

California                     452          $ 186,233,166.86          49.45%
Colorado                        41          $  16,295,170.11           4.33%
Illinois                        25          $  10,418,519.92           2.77%
Massachusetts                   19          $   7,712,750.81           2.05%
New Jersey                      49          $  19,284,529.47           5.12%
New York                        81          $  34,561,585.13           9.18%
Texas                           25          $   9,732,179.77           2.58%
Washington                      21          $   8,785,085.05           2.33%
Other (less than 2%)           216          $  83,572,671.14          22.19%
                           ---------------------------------------------------
                               929          $ 376,595,658.26         100.00%



----------
(1) The Other row in the preceding table includes 37 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.707% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Alternative                     230          $  90,999,428.74         24.16%
CLUES Plus                       36          $  13,506,003.52          3.59%
Full                            380          $ 160,760,554.04         42.69%
Reduced                         243          $  95,476,886.30         25.35%
Streamline                       40          $  15,852,785.66          4.21%
                          -----------------------------------------------------
                                929          $ 376,595,658.26        100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

2-4 Units                        16         $   7,143,955.59         1.90%
Co-op                             6         $   2,618,846.00         0.70%
Hi-rise Condo                     5         $   2,515,600.22         0.67%
Low-rise Condo                   33         $  11,448,234.42         3.04%
Manufactured/Mobile Housing       1         $     176,119.00         0.05%
PUD                             207         $  83,135,660.14        22.08%
Single Family Residence         661         $ 269,557,242.89        71.58%
                           ----------------------------------------------------
                                929         $ 376,595,658.26       100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

      6.125                        3         $     899,555.25         0.24%
      6.250                       11         $   3,828,761.59         1.02%
      6.375                       18         $   7,031,274.73         1.87%
      6.500                       92         $  39,573,688.75        10.51%
      6.625                       95         $  41,230,921.93        10.95%
      6.750                       88         $  37,144,530.14         9.86%
      6.875                       77         $  33,587,782.21         8.92%
      7.000                       51         $  21,453,076.53         5.70%
      7.125                       50         $  19,661,482.17         5.22%
      7.250                      125         $  53,700,571.26        14.26%
      7.375                       95         $  37,051,488.46         9.84%
      7.500                       74         $  29,032,257.29         7.71%
      7.625                       57         $  21,700,028.52         5.76%
      7.750                       21         $   7,797,920.24         2.07%
      7.875                       24         $   8,920,964.24         2.37%
      8.000                       10         $   3,378,500.19         0.90%
      8.125                        7         $   2,145,250.25         0.57%
      8.250                        8         $   2,205,904.24         0.59%
      8.375                        2         $     428,421.02         0.11%
      8.500                        9         $   2,345,509.95         0.62%
      8.625                        2         $     258,546.78         0.07%
      8.750                        3         $     917,410.03         0.24%
      8.875                        4         $     847,634.61         0.23%
      9.000                        1         $     185,677.88         0.05%
      9.250                        2         $   1,268,500.00         0.34%
                          -----------------------------------------------------
                                 929         $ 376,595,658.26       100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.091% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.104% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Cash-Out Refi                   220         $  86,106,884.32        22.86%
Purchase                        331         $ 128,208,281.92        34.04%
Rate/Term Refi                  378         $ 162,280,492.02        43.09%
                      -------------------------------------------------------
                                929         $ 376,595,658.26       100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

50.00 or Less                   76          $  38,087,867.19         10.11%
50.01 to 55.00                  27          $  11,385,847.82          3.02%
55.01 to 60.00                  46          $  18,621,879.25          4.94%
60.01 to 65.00                  55          $  25,750,253.08          6.84%
65.01 to 70.00                  85          $  38,684,463.61         10.27%
70.01 to 75.00                 150          $  63,821,180.33         16.95%
75.01 to 80.00                 382          $ 146,774,921.14         38.97%
80.01 to 85.00                  11          $   2,825,924.75          0.75%
85.01 to 90.00                  55          $  17,033,458.79          4.52%
90.01 to 95.00                  42          $  13,609,862.30          3.61%
                          -----------------------------------------------------
                               929          $ 376,595,658.26        100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 71.20%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Investment                       17         $   4,817,922.94         1.28%
Owner Occupied                  891         $ 361,472,069.01        95.98%
Second/Vacation Home             21         $  10,305,666.31         2.74%
                               ------------------------------------------------
                                929         $ 376,595,658.26       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

  $100,001 -   $150,000          11         $   1,336,976.13         0.36%
  $150,001 -   $200,000          18         $   3,169,291.14         0.84%
  $200,001 -   $250,000          25         $   5,596,781.39         1.49%
  $250,001 -   $300,000         143         $  41,384,921.16        10.99%
  $300,001 -   $350,000         193         $  62,978,077.72        16.72%
  $350,001 -   $400,000         198         $  74,895,039.08        19.89%
  $400,001 -   $450,000          99         $  42,356,449.18        11.25%
  $450,001 -   $500,000          78         $  37,406,296.85         9.93%
  $500,001 -   $550,000          43         $  22,465,520.42         5.97%
  $550,001 -   $600,000          31         $  17,973,598.00         4.77%
  $600,001 -   $650,000          49         $  31,252,704.94         8.30%
  $650,001 -   $700,000           4         $   2,702,574.00         0.72%
  $700,001 -   $750,000           8         $   5,870,241.00         1.56%
  $750,001 - $1,000,000          25         $  22,458,714.45         5.96%
$1,000,001 - $1,500,000           4         $   4,748,472.80         1.26%
                              -------------------------------------------------
                                929         $ 376,595,658.26       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $405,377.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

       360                      630         $ 265,470,781.00        70.49%
       359                      118         $  47,952,171.30        12.73%
       358                       64         $  24,518,905.53         6.51%
       357                       18         $   5,939,396.08         1.58%
       356                       21         $   8,497,171.19         2.26%
       355                        7         $   2,350,882.92         0.62%
       354                       13         $   3,487,689.64         0.93%
       353                       14         $   2,789,739.52         0.74%
       352                        2         $     336,357.28         0.09%
       351                        2         $     670,364.10         0.18%
       350                        1         $     465,125.49         0.12%
       349                        3         $     801,840.84         0.21%
       347                        1         $     247,033.76         0.07%
       346                        1         $     176,742.38         0.05%
       345                        4         $   1,071,741.31         0.28%
       334                        2         $     236,657.72         0.06%
       300                        3         $     973,128.00         0.26%
       296                        1         $     486,837.00         0.13%
       240                       20         $   8,923,229.00         2.37%
       239                        2         $     576,897.80         0.15%
       237                        1         $     399,029.00         0.11%
       176                        1         $     223,937.40         0.06%
                     ------------------------------------------------------
                                929         $ 376,595,658.26       100.00%


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
-----    -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWMBS, INC.


                                                  By: /s/ Celia Coulter
                                                      ------------------
                                                      Celia Coulter
                                                      Vice President



Dated: January 16, 2002




                                      5